Exhibit 99.1



This Statement on Form 4 is filed by Dolphin Offshore Partners, L.P., Peter E. Salas, Dolphin Management Inc., Dolphin Advisors, LLC and Dolphin Direct Equity Partners, L.P. Each of the Reporting Persons has a principal business address at c/o Dolphin Asset Management Corp., 129 East 17th Street, New York, New York 10003

The Name of the Designated Filer hereof is: Dolphin Offshore Partners, L.P. The Date of Event requiring statement hereof is: October 11, 2005
The Issuer Name and Ticker or Trading Symbol is: Boston Restaurant Associates, Inc. (BRAI)

Signed:  October 12, 2005                  /s/ Carlos Salas, as attorney-in-fact
                                           -------------------------------------
                                                     PETER E. SALAS

                                     DOLPHIN MANAGEMENT INC.

Signed:  October 12, 2005            By:   /s/ Carlos Salas, as attorney-in-fact
                                           ----------------------------------
                                     Name: Peter E. Salas
                                     Its:  President

                                     DOLPHIN OFFSHORE PARTNERS, L.P.

Signed:  October 12, 2005            By:  Dolphin Management Inc.
                                     Its: Managing Partner

                                     By:   /s/ Carlos Salas, as attorney-in-fact
                                           ----------------------------------
                                     Name: Peter E. Salas
                                     Its:  President

                                     DOLPHIN ADVISORS, LLC

                                     By:  Dolphin Management Inc.
                                     Its: Managing Member

Signed:  October 12, 2005            By:   /s/ Carlos Salas, as attorney-in-fact
                                           ----------------------------------
                                     Name: Peter E. Salas
                                     Its:  President

                                     DOLPHIN DIRECT EQUITY PARTNERS, LP

                                     By:  Dolphin Advisors, LLC
                                     Its: Managing Partner

                                     By:  Dolphin Management Inc.
                                     Its: Managing Member

Signed:  October 12, 2005            By:   /s/ Carlos Salas, as attorney-in-fact
                                           ----------------------------------
                                     Name: Peter E. Salas
                                     Its:  President